UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

TKO GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41797	92-3569035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Avenue, 7th Floor
New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646-558-8333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TKO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 5, 2026, TKO Group Holdings, Inc. (the “Company” or “TKO”) announced the commencement of an offering (the “Offering”) of $1.0 billion in aggregate principal amount of Senior Secured Notes due 2031 (the “notes”) by TKO Worldwide Holdings, LLC (“TKO Worldwide”) (f/k/a UFC Holdings, LLC), an indirect subsidiary of TKO. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

On November 5, 2026, TKO announced the pricing of the Offering described above. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes or any other security and shall not constitute an offer, solicitation or sale of the notes or any other security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The notes being offered in the Offering will not be and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 5, 2026.

99.2	Press Release, dated November 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. TKO intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. All statements in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the notes and the use of proceeds therefrom. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “contemplates,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. Any such forward-looking statement represents management’s expectations as of the date of this filing. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including but not limited to the important factors discussed in Part I, Item 1A “Risk Factors” in TKO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as any such factors may be updated from time to time in TKO’s other filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov and TKO’s Investor Relations site at investor.tkogrp.com. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, TKO undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKO GROUP HOLDINGS, INC.

Date: November 5, 2026	By:	/s/ Andrew Schleimer
	Name: Title:	Andrew Schleimer Chief Financial Officer